UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 5, 2004

SBA Communications Corporation

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-30110	65-0716501
(Commission File Number)	(IRS Employer Identification No.)

5900 Broken Sound Parkway N.W., Boca Raton, Florida	33487
(Address of Principal Executive Offices)	(Zip Code)

(561) 995-7670

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On October 5, 2004, we will be speaking at the PCIA Wireless Infrastructure Conference & Expo. Exhibit 99.1 includes highlights of our presentation.

The presentation contains disclosures regarding Adjusted EBITDA, Annualized Adjusted EBITDA and our Leverage Ratio which are non-GAAP financial measures. Adjusted EBITDA is defined as loss from continuing operations plus net interest expenses, taxes, depreciation, accretion and amortization, asset impairment charges, non-cash compensation, restructuring and other charges, and other expenses. We have included these non-GAAP financial measures because we believe they are indicators of the profitability and performance of our core operations and reflect the changes in our operating results. In addition, Adjusted EBITDA is a component of the calculation used by our lenders to determine compliance with some of our debt instruments, particularly our senior credit facility. Neither Adjusted EBITDA nor Annualized Adjusted EBITDA are intended to be alternative measures of operating income or gross profit margin as determined in accordance with generally accepted accounting principles. The calculations of Adjusted EBITDA, Annualized Adjusted EBITDA and Leverage Ratio are provided below.

	Q1 2003	Q2 2003	Q3 2003	Q4 2003	Q1 2004	Q2 2004
	(in thousands)
Loss from continuing operations	$(32,785)	$(45,399)	$(32,396)	$(53,105)	$(47,974)	$(22,767)
Interest income	(129)	(123)	(120)	(319)	(142)	(54)
Interest expense	23,362	24,508	24,287	23,735	21,923	19,346
Depreciaton, accretion and amortization	21,674	20,663	21,000	20,812	20,684	20,559
Asset impairment charges	452	10,265	50	6,199	17	1,543
Provision for income taxes	500	435	433	452	276	274
Write-off of deferred financing fees, loss on extinguishment of debt, and other expenses, net	(44)	4,876	434	18,783	22,155	444
Non-cash compensation (included in selling, general and administrative)	262	210	224	107	115	126
Restructuring and other charges	728	349	957	60	163	57
Other expenses (included in selling, general and administrative)	805	86	925	—	—	—

Adjusted EBITDA	$14,825	$15,869	$15,793	$16,724	$17,217	$19,529
Annualized Adjusted EBITDA	$59,300	$63,476	$63,172	$66,898	$68,869	$78,118
Net debt[1]	$976,239	$844,733	$817,604	$832,317	$867,153	$860,468
Leverage Ratio[2]	16.5	13.3	12.9	12.4	12.6	11.0

[1]	Net debt is defined as Total Debt minus Cash and Cash Equivalents, Short Term Investments and Restricted Cash.

[2]	Leverage Ratio is defined as our Net Debt divided by our Annualized Adjusted EBITDA.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Number	Description
99.1	Highlights of presentation at the PCIA Wireless Infrastructure Conference & Expo

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 5, 2004	SBA COMMUNICATIONS CORPORATION

/s/ Anthony J. Macaione
Anthony J. Macaione Chief Financial Officer